Exhibit 41.1

FORM OF FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of February 24, 2012, to the Amended and Restated Credit Agreement dated as of May 25, 2011 (the “Credit Agreement”), among Office Depot, Inc., Office Depot International (UK) Ltd., Office Depot UK Ltd., Office Depot International B.V., Office Depot B.V., Office Depot Finance B.V., OD International (Luxembourg) Finance S.À R.L. and Viking Finance (Ireland) Ltd. (collectively, the “Borrowers”), certain subsidiaries of Office Depot, Inc. from time to time parties thereto, the several banks and other institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank N.A., London Branch, as European administrative agent and European collateral agent, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent’) and US collateral agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., and Wells Fargo Bank, National Association, as documentation agents.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

II. Amendments to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) by deleting “Citibank, N.A.” in the definition of “Issuing Bank”; and

(ii) by inserting immediately after the phrase “other than Immaterial Subsidiaries” in the definition of “Loan Parties” the phrase “and any domestic subsidiary that is a direct or indirect subsidiary of a Foreign Subsidiary that is treated as a corporation for purposes of the Code”.

III. Amendments to Section 6.02 (Liens). Section 6.02 of the Credit Agreement is hereby amended by inserting the following proviso at the end of clause (i) thereto:

“; provided further that to the extent required by the terms thereof (without any modification in contemplation of this clause 6.02(i)), any Existing 2013 Notes that remain outstanding after a partial refinancing thereof with the proceeds from Indebtedness incurred pursuant to Section 6.01(i) shall be permitted to be secured on an equal and ratable basis by any assets securing such refinancing Indebtedness other than Liens on the Collateral (excluding any Collateral securing the Secured Obligations on a second priority basis as a result of the issuance of the refinancing Indebtedness)”

IV. Amendments to Section 6.11 (Restrictive Agreements). Section 6.11 of the Credit Agreement is hereby amended by deleting clause (v) thereof in its entirety and inserting in lieu thereof, the following new clause (v):

“(v) the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured or unsecured high yield Indebtedness otherwise permitted by this Agreement or otherwise, so long as such restrictions or conditions (x) in the case of clause (a) above, do not impair the rights or benefits of the Administrative Agent, the Collateral Agent, any Issuing Bank or the Lenders with respect to the Collateral (subject to the provisions of any intercreditor arrangements with respect to Collateral which secures the Secured Obligations on a second priority or junior basis) or (y) in the case of clause (b) above with respect to (i) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests, consist solely of requirements that such dividends or distributions by a non wholly owned Subsidiary be made on a pro rata basis, and (ii) to the making or repayment of loans or advances or the ability to Guarantee Indebtedness, consist solely of subordination requirements with respect to such intercompany obligations and that such underlying Indebtedness is otherwise permitted,”

V. Amendment to Section 9.23 (Removal of Borrowers; Actions to Release Collateral). Section 9.23 of the Credit Agreement is hereby amended by:

(i) replacing the “(d)” with “(e)”; and

(ii) inserting the following new clause (d):

(d) At such time as any Indebtedness incurred pursuant to Section 6.01(i) shall have been repaid in full and the holders thereof shall have released the Liens securing the obligations thereunder in accordance with the terms of such Indebtedness, any Liens created by the Loan Documents as a consequence of the issuance of such Indebtedness shall be automatically released.

VI. Resignation of Citibank, N.A., as an Issuing Bank. Each of the parties hereto agrees that, upon the effectiveness of this Amendment, Citibank, N.A. shall cease to be an Issuing Bank under the Credit Agreement and shall have no ongoing obligation to issue Letters of Credit thereunder.

VII. Release. The Lenders hereby agree that upon the effectiveness of this Amendment, Office Depot Delaware Overseas Finance No. 1, LLC, a Delaware limited liability company, shall be unconditionally released from any and all of its obligations under the Loan Documents and shall cease to be a Loan Party.

VIII. Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon:

(i) receipt by the Administrative Agent of duly executed counterparts to this Amendment from the Borrowers, the Collateral Agents and each of the Lenders;

(ii) receipt by the Administrative Agent of all fees required to be paid on or before the effective date of the amendment; and

(iii) receipt by the Administrative Agent of payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

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IX. Representations and Warranties. The Borrowers hereby represent and warrant that (a) each of the representations and warranties in the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Restatement Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

X. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.

XI. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

XII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

OFFICE DEPOT, INC.

By:
Name: Title:

OFFICE DEPOT INTERNATIONAL (UK) LTD.

By:
Name: Title:

OFFICE DEPOT UK LTD.

By:
Name: Title:

OFFICE DEPOT INTERNATIONAL B.V.

By:
Name: Title:

OFFICE DEPOT B.V.

By:
Name: Title:

OFFICE DEPOT FINANCE B.V.

By:
Name: Title:

OD INTERNATIONAL (LUXEMBOURG) FINANCE S.À R.L.

By:
Name: Title:

First Amendment Signature Page

VIKING FINANCE (IRELAND) LTD.

By:
Name:
Title:

First Amendment Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as European Collateral Agent

By:
Name:
Title:

First Amendment Signature Page

[INSERT LENDER NAME], as a Lender

By:
Name: Title:

First Amendment Signature Page